                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT



     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
       Date of Report (Date of earliest event reported) September 30, 2002

                         Federal Realty Investment Trust
                         -------------------------------
             (Exact name of registrant as specified in its charter)



          Maryland                    1-07533                 52-0782497
----------------------------       -------------          ------------------
(State or other jurisdiction       (Commission            (IRS Employer
of incorporation)                  File Number)           Identification No.)



1626 East Jefferson Street, Rockville, Maryland               20852-4041
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(Address of principal executive offices)                      (Zip Code)



         Registrant's telephone number including area code: 301/998-8100
                                                            ------------



Exhibit Index appears on Page 3.

Item 5.        Other Events

               Federal Realty Investment Trust hereby files as exhibit 99 the following supplemental data pertaining to its portfolio of properties at September 30, 2002.

Item 7.        Financial Statements and Exhibits

     (c)       Exhibits.

               99    Supplemental portfolio information at September 30, 2002


                                   SIGNATURES


               Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                           FEDERAL REALTY INVESTMENT TRUST


                                           /s/ Larry E. Finger
Date: October 30, 2002                     -------------------------------------
                                           Larry E. Finger
                                           Senior Vice President,
                                           Chief Financial Officer and Treasurer

                                  EXHIBIT INDEX


Exh No.   Exhibit                                                     Page No.
-------   -------                                                     --------

   99     Supplemental information at September 30, 2002                    4

                                       -3-